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                                                                   EXHIBIT 10.3



                   UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.
                                245 FIFTH AVENUE
                                   SUITE 1600
                            NEW YORK, NEW YORK 10016


                                            November __, 2000


[Name]
[Address]

Ladies and Gentlemen:

         Unity Emerging Technology Venture One Ltd., a Delaware corporation ("Company"), has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (File No. 333-36754) ("Registration Statement"), providing for the sale by the Company of Units ("Units"), each Unit consisting of one share of common stock, par value $.0001 per share ("Common Stock"), and one Class A Redeemable Warrant ("Warrants"). The purchasers of the Units (and transferees of such securities) are herein referred to as the "New Stockholders."

         As a condition precedent to the execution of the Underwriting Agreement in connection with the Registration Statement, the underwriters ("Underwriters") are requiring all the stockholders of the Company owning Common Stock immediately prior to the sale of the Units (collectively, the "Existing Stockholders") to execute a copy of this letter and in the case of officers and directors of the Company, a more stringent letter agreement.

         In connection with a stockholder vote relating to the approval of any business combination with a target business (as described in the Registration Statement ("Business Combination")), the undersigned Existing Stockholder agrees with respect to the shares of Common Stock now owned by him ("Private Shares") to vote all of such shares of Common Stock in accordance with the vote of the majority of all the shares voted by the New Stockholders with respect to such Business Combination. The undersigned Existing Stockholder also waives any conversion right he may have with respect to the Private Shares in connection with any such Business Combination.

         In connection with a liquidation of the Company due to the failure of the Company to effect a Business Combination in accordance with the Company's Certificate of Incorporation, as amended, the undersigned Existing Stockholder agrees to use his best efforts to cause the Company to liquidate and with respect to the Private Shares waives any and all rights to participate in any distribution of cash, property or other assets relating to such a liquidation.

         The undersigned Existing Stockholder agrees not to sell, transfer or otherwise dispose of any Private Shares until the consummation of a Business Combination.

         The undersigned Existing Stockholder agrees that it does not have any right, title, interest or claim of any kind ("Claim") in or to any monies in the trust fund (as described in the Registration Statement ("Trust Fund")) as such claim relates to ownership of Private Shares and hereby waives any Claim it may have in the future as a result of, or, arising out of, any contracts


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[Name]
November ___, 2000
Page 2



or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever except to the extent the undersigned Existing Stockholder purchased Units and is deemed a New Stockholder with respect to such Units.

         The undersigned Existing Stockholder, acknowledges that the Underwriters are intentional third party beneficiaries of this Agreement, that this Agreement may be enforced by the Underwriters and that this Agreement cannot be amended, waived or modified without the consent of the Underwriters. The undersigned Existing Stockholder has full right and power, without violating any agreement by which the undersigned Existing Stockholder is bound, to enter into this letter agreement. The undersigned Existing Stockholder represents and warrants to the Company and the Underwriters that it has no direct or indirect affiliation or association with any NASD member, except as previously described to the Underwriters. This Agreement shall be binding upon all successors and assigns of the undersigned Existing Stockholder and the undersigned Existing Stockholder acknowledges that any certificates representing shares of Common Stock or Warrants shall be legended to reflect the terms of this Agreement.

         If the foregoing is acceptable to you, please countersign this letter in the space provided below for your signature, whereupon it shall become a binding agreement between you and the Company as of the date first above written.

                                     UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.


                                     By:
                                         --------------------------------------
                                         Lawrence Burstein, President
ACCEPTED AND AGREED:


By:
    ---------------------------
    Print Name:

                   UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.
                                245 FIFTH AVENUE
                                   SUITE 1600
                            NEW YORK, NEW YORK 10016


                                         November ___, 2000

[Name]
[Address]

Dear ________:

         Unity Emerging Technology Venture One Ltd., a Delaware corporation ("Company"), has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (File No. 333-36754) ("Registration Statement"), providing for the sale by the Company of Units ("Units"), each Unit consisting of one share of common stock, par value $.0001 per share ("Common Stock"), and one Class A Redeemable Warrant ("Warrants"). The purchasers of the Units (and transferees of such securities) are herein referred to as the "New Stockholders."

         As a condition precedent to the execution of the Underwriting Agreement in connection with the Registration Statement, the underwriters ("Underwriters") are requiring all officers and directors of the Company and their respective affiliates (collectively, the "Company Principals") to execute a copy of this letter.

         In connection with a stockholder vote relating to the approval of any business combination with a target business (as described in the Registration Statement ("Business Combination")), the undersigned Company Principal agrees with respect to the shares of Common Stock now owned by him ("Private Shares") to vote all of such shares of Common Stock in accordance with the vote of the majority of all the shares voted by the New Stockholders with respect to such Business Combination. The undersigned Company Principal also waives any conversion right he may have with respect to the Private Shares in connection with any such Business Combination.

         In connection with a liquidation of the Company due to the failure of the Company to effect a Business Combination in accordance with the Company's Certificate of Incorporation, as amended, the undersigned Company Principal agrees to use his best efforts to cause the Company to liquidate and with respect to the Private Shares waives any and all rights to participate in any distribution of cash, property or other assets relating to such a liquidation.

         The undersigned Company Principal agrees that it does not have any right, title, interest or claim of any kind ("Claim") in or to any monies in the trust fund (as described in the Registration Statement ("Trust Fund")) as such claim relates to ownership of Private Shares and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever except to the extent the undersigned Company Principal purchased Units and is deemed a New Stockholder with respect to such Units. The undersigned Company Principal agrees to indemnify and hold harmless the Trust Fund against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other


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[Name]
November ___, 2000
Page 2



expenses reasonably incurred in investigating, preparing or defending against any litigation, commercial or threatened or any claim whatsoever) which the Trust Fund may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business (as described in the Registration Statement).

         In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Company Principal agrees to present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business in the target industry (as described in the Registration Statement). To further minimize potential conflicts of interest, the undersigned Company Principal further agrees that the Company is restricted from pursuing any transactions with entities affiliated with an officer or director of the Company without the prior approval of a majority of its disinterested directors.

         The undersigned Company Principal will not be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of a Business Combination; provided, however, (i) the undersigned Company Principal shall be entitled to receive, upon consummation of a Business Combination, commissions for monies raised by them for the Company in connection with the Business Combination, at rates that are no less favorable to the Company than those which the Company would pay to unaffiliated third parties, (ii) that commencing the effective date of the Registration Statement, Unity Venture Capital Associated Ltd. ("UVEA") shall be allowed to charge the Company $5,000 per month to compensate it for the Company's use of UVEA's offices, utilities and personnel and (iii) certain Company Principals have received an aggregate of 150,000 Warrants. The undersigned Company Principal shall also be entitled to reimbursement from the Company for out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         The undersigned Company Principal acknowledges that the Underwriters are intentional third party beneficiaries of this Agreement, that this Agreement may be enforced by the Underwriters and that this Agreement cannot be amended, waived or modified without the consent of the Underwriters. The undersigned Company Principal has full right and power, without violating any agreement by which the undersigned Company Principal is bound, to enter into this letter agreement and to serve as an officer and/or director of the Company. The undersigned Company Principal represents and warrants to the Company and the Underwriters that it has no direct or indirect affiliation or association with any NASD member, except as previously described to the Underwriters. This Agreement shall be binding upon all successors and assigns of the undersigned Company Principal and the undersigned Company Principal acknowledges that any certificates representing Units, shares of Common Stock or Warrants shall be legended to reflect the terms of this Agreement.

[Name]
November ___, 2000
Page 3



         If the foregoing is acceptable to you, please countersign this letter in the space provided below for your signature, whereupon it shall become a binding agreement between you and the Company as of the date first above written.

                                     UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.


                                     By:
                                         --------------------------------------
                                              Lawrence Burstein, President
ACCEPTED AND AGREED:


By:
    -------------------------
    Print Name: